UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             _______________________


                  Date of Report
                  (Date of earliest
                  event reported):       July 1, 1998


                            A. O. Smith Corporation
             (Exact name of registrant as specified in its charter)


      Delaware                       1-475                    39-0619790
   (State or other              (Commission File             (IRS Employer
   jurisdiction of                   Number)              Identification No.)
   incorporation)


                P. O. Box 23972, Milwaukee, Wisconsin  53223-0972
          (Address of principal executive offices, including zip code)


                                 (414) 359-4000
                         (Registrant's telephone number)

   Item 2.       Acquisition or Disposition of Assets.

                 On July 1, 1998, A. O. Smith Corporation (the "Company") acquired substantially all of the assets of the General Electric Industrial Control Systems Division of General Electric Company, a New York corporation ("GE"), that related to GE's hermetic electric motors operations located in Scottsville, Kentucky (the "Facility"), pursuant to an Asset Purchase Agreement, dated as of May 13, 1998, by and between the Company and GE (the "Asset Purchase Agreement"). The Company's acquisition of the assets of GE relating to the Facility is referred to herein as the "Acquisition."

                 Pursuant to the Asset Purchase Agreement, except for certain excluded assets (including cash, tax credits and records, obligations of affiliates of GE, GE's business name, certain records, GE's corporate franchise, interests in intellectual property, business information, certain hedge contracts, rights relating to contingent employees and computer software), the Company acquired all of the business, rights, claims and assets of GE relating to the Facility including, but not limited to, the Facility's (a) owned real property, (b) personal property,
   (c) inventories, (d) personal property leases, (e) contracts and purchase and sales orders, (f) accounts receivable, (g) licenses and permits, and
   (h) general intangibles.

                 As consideration for the assets of GE relating to the Facility, the Company (i) assumed specified liabilities of GE relating to the Facility; and (ii) paid $120 million in cash at the closing of the Acquisition, subject to adjustment. The purchase price paid by the Company for the assets of GE relating to the Facility was determined on the basis of arm's length negotiations between the parties. The Company funded the Acquisition through available cash and proceeds from the issuance of $30 million in notes to Prudential Insurance Company of America.

                 The Asset Purchase Agreement is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference. The brief summary of the material provisions of the Asset Purchase Agreement set forth above is qualified in its entirety by reference to the Asset Purchase Agreement filed as an exhibit hereto.

                 GE used the assets relating to the Facility in the manufacture, production, marketing, distribution, sale and related research and development of hermetic electric motors. The Company intends to continue to use such assets for that purpose.

   Item 7.   Financial Statements and Exhibits.

                (a)    Financial Statements of Business Acquired.

                       Not applicable.

                (b)    Pro Forma Financial Information.

                       Not applicable.

                (c)    Exhibits.

                       The exhibit listed in the accompanying Exhibit Index is filed as part of this Current Report on Form 8-K.

                                   SIGNATURES

                       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    A. O. SMITH CORPORATION



   Date:  July 15, 1998             By: /s/ W. David Romoser
                                          W. David Romoser
                                          Vice President, General Counsel
                                            and Secretary

                             A. O. SMITH CORPORATION

                            EXHIBIT INDEX TO FORM 8-K
                            Report Dated July 1, 1998


   Exhibit
     No.                            Description

   (2) Asset Purchase Agreement, dated as of May 13, 1998, by and between A. O. Smith Corporation and General Electric Company.*


   --------------

   *The schedules and exhibits to this document are not being filed herewith. The registrant agrees to furnish supplementally a copy of any such schedule or exhibit to the Securities and Exchange Commission upon request.